                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                               January 23, 1997
                               -----------------


                         SATCON TECHNOLOGY CORPORATION
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Delaware               0000889423                04-2857552
------------------        ----------                ----------
(State or other           (Commission               (IRS Employer
jurisdiction of           File Number)              Identification No.)
incorporation)


  161 First Street, Cambridge, Massachusetts                  02142
  ----------------------------------------------------------------------
  (Address of principal executive offices)                  (Zip Code)


     Registrant's telephone number, including area code:  (617) 661-0540
                                                          --------------


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     On January 23, 1997, SatCon Technology Corporation (the "Company" or "SatCon") acquired substantially all of the assets and assumed certain of the liabilities of K&D MagMotor Corp ("K&D") pursuant to the terms of an Asset Purchase Agreement, dated as of January 2, 1997, by and among the Company, K&D and K&D's principal stockholder (the "Stockholder") (the "Asset Purchase Agreement"). The aggregate consideration paid by the Company for the acquired assets of K&D was approximately $210,000 in cash and 30,000 shares of the Company's common stock, par value $.01 per share. The Company does not intend to register such stock under the Securities Act of 1933, as amended.

     The terms of the Asset Purchase Agreement were determined on the basis of arms-length negotiations. Prior to the execution of the Asset Purchase Agreement, the Company did not have any material relationship with K&D or the Stockholder.

     K&D, headquartered in Worcester, Massachusetts, is a manufacturer of custom electric motors targeting the factory automation, medical, semi conductor and packaging markets. The Company currently intends to continue to use the assets of K&D constituting plant, equipment or other physical property substantially in the same manner in which they were used by K&D immediately prior to the acquisition.

     This report may contain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially are described in the Company's reports on Forms 10-K and 10-Q on file with the Securities and Exchange Commission.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements.

               None.

          (b)  Pro forma financial information.

               None.

          (c)  Exhibits.

               The Exhibit to this report is listed in the Index to Exhibits set forth on page 4 hereof.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 23, 1997       SATCON TECHNOLOGY CORPORATION



                              By:/s/ David B. Eisenhaure
                                 --------------------------
                                 David B. Eisenhaure
                                 President, Chief Executive Officer and
                                 Chairman of the Board of Directors

                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                              EXHIBIT
-------                             -------


2.1 Asset Purchase Agreement by and among SatCon Technology Corporation, K&D MagMotor Corp, and Herbert S. Peterson dated as of January 2, 1997.